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                           INDIVIDUAL MEDICAL PRODUCTS
                            CARRIER PARTNER AGREEMENT



         Agreement made and entered into as of the 29th day of December, 1998 between HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis"), Provident American Life & Health Insurance Company, an insurance company domiciled in the State of Pennsylvania ("PALHIC"), and Central Reserve Life Insurance Corporation, an insurance company domiciled in the State of Ohio ("CRLC").


                                   BACKGROUND


         A. PALHIC is desirous of becoming a carrier partner ("CP") with HealthAxis in order to cause HealthAxis to distribute certain insurance products of PALHIC through the HealthAxis website and other electronic distribution methods within the HealthAxis distribution network.

         B. CRLC is desirous of joining in this agreement to provide assurances to HealthAxis on behalf of PALHIC during the first three (3) years of the term of this Agreement.

         C. The parties may enter into other or additional carrier partner agreements with respect to the sale of products other than those which are the subject of this Agreement.

         D. The parties are entering into this Agreement to set forth the rights, duties, and obligations of each of them.

         NOW, THEREFORE, in consideration of the agreements, covenants and conditions contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                  1.       PERFORMANCE OBLIGATIONS OF HEALTHAXIS.

                            a. HealthAxis agrees to promote PALHIC through the
HealthAxis electronic distribution network as a supplier of the internet version of the insurance products described on Exhibit "A" attached hereto (the "Individual Medical Products") on all of the HealthAxis websites and with the HealthAxis internet marketing partners, ISP's and other content providers with whom HealthAxis has entered into marketing agreements.

                            b. HealthAxis agrees to use its best efforts to
maintain a position as a leading distribution system in electronic commerce dedicated to the sale of healthcare insurance products over the Internet, to continue to expand its electronic distribution network of HealthAxis, and to manage that network in order to make available to PALHIC the most favorable online demographics as economically possible.

                            c. HealthAxis agrees to work directly with PALHIC in
the development of advertising/marketing materials, both for online and off-line purposes.

                            d. During the term of this Agreement, the obligation
of HealthAxis to offer the health products issued by PALHIC or CRLC shall be non-exclusive, and HealthAxis shall have the right to offer the Individual Medical Products issued by other insurance companies, and other products.

                  2. REPRESENTATIONS, WARRANTIES, AND PERFORMANCE OBLIGATIONS OF PALHIC AND CRLC:

                            a. PALHIC agrees to issue the Individual Medical
Products only to those persons who become insureds as a result of the activities of HealthAxis and agrees to make available to HealthAxis for sale on the Internet the Individual Medical Products which are specifically designed to meet the needs of the HealthAxis customer base to be identified from data generated by HealthAxis's Standard Promotional Efforts. However, HealthAxis reserves the right to approve the design and pricing of all Individual Medical Products, which approval shall not unreasonably be withheld.

                            b. PALHIC agrees to cooperate with HealthAxis and
use its best efforts (i) to offer the Individual Medical Products at the most competitive premiums reasonably possible, (ii) that the premium for the sale of the Individual Medical Products over the HealthAxis website shall be not less than twelve (12%) percent less than the premiums for the sale of the same or substantially similar policies sold by agents, and lowering of commissions shall be based on to the consumer; and (iii) will not offer the Individual Medical Products through any other distribution, at premiums lower than premiums made available to customers generated by HealthAxis.

                            c. PALHIC and CRLC agree to use their best efforts
to develop and design additional health insurance products for sale over the Internet that will be both competitive and responsive to the needs of the HealthAxis customer demographics; when developed, the products shall be added to Exhibit "A" by the mutual agreement between the parties.

                            d. PALHIC represents and warrants that (i) it has
full power and authority to issue the Product in the States in which PALHIC is licensed to sell health insurance, and that the sale of the Individual Medical Products shall be in compliance with all applicable state and federal laws and regulations relating to the sale of health insurance; and (ii) it will maintain at least a BEST Rating of B or better during the first three (3) year term of this Agreement.

                            e. CRLC represents and warrants that (i) it will
cause PALHIC to possess sufficient capital and surplus to perform the obligations of PALHIC as set forth in this Agreement, (ii) it shall be in compliance with all applicable state and federal laws and regulations relating to the sale of health insurance, and (iii) in the event that it is determined that the Individual Medical Products must be issued by an insurance company having a higher BEST than either CRLC or PALHIC, CRLC will use its best efforts in cooperation with HealthAxis to engage such an insurance company, and thereafter will assist such insurance company in the issuance of the Individual Medical Products.

                            f. PALHIC and CRLC agree that during the first three
(3) years of the term of this Agreement, that neither shall offer the Product in any form of E-commerce marketing except through the electronic distribution network established by HealthAxis.

                            g. Within sixty (60) days from the date of this
Agreement, the parties shall enter into an agreement setting forth performance standards with respect to the issuance of Individual Medical Products by PALHIC or CRLC as the case may be, including, but not limited to, processing and administration of claims, customer service, and regulatory matters.

                  3.       PRODUCT ADMINISTRATION

                            a. HealthAxis shall provide or cause to be provided
the following services related to front end sales and administration:

                           [ ] sale completion activity (including sales call center)
                           [ ]  sales activity;
                           [ ]  electronic application processing; and
                           [ ]  electronic policy issuance and renewal.

                            b. Except as set forth in subparagraph 3.(a) above,
PALHIC shall be responsible for the underwriting and administration of the Individual Medical Products, including, but not limited to, the mailing of premium notices, the receipt and processing of premium payments, claims, and policyholder service and information.

                           c. PALHIC will provide HealthAxis with monthly
statements showing premiums collected, claims made, claims paid reserves, and all financial and other information relating to the sale of the Individual Medical Products.

                  4.       TECHNICAL SUPPORT

                            a. HealthAxis agrees to build and maintain a
state-of-the-art technological infrastructure capable of supporting the sale of the Individual Medical Products by CP.

                            b. PALHIC agrees to commit the resources to create a
seamless interface with the HealthAxis website and electronic administration system.

                  5.       COMMISSIONS AND FEES

                            a. PALHIC shall pay to HealthAxis a first-year
commission of thirteen (13%) percent of collected premium from the sale of the Individual Medical Products, and a second and subsequent commission of five (5%) percent of collected premium from the sale of Individual Medical Products. For the purposes of computing the premium with respect to which commissions shall be payable hereunder, the parties agree that the sale of Individual Medical Products or substantially similar products by persons who at any time are licensed to sell insurance by PALHIC prior to the date hereof, persons who become licensed to sell insurance by PALHIC or CRLC after the date of this Agreement, and premiums received from policies initially issued by PALHIC and subsequently rewritten by any other affiliated insurance company shall be included.

                            b. The first $10,000,000.00 of administrative fees
shall be paid to HealthAxis to assist HealthAxis in recovering the costs incurred to initiate the HealthAxis E-Commerce website and internet health insurance sales program. After HealthAxis has received $10,000,000.00 in fees, the additional fees received in the calendar years 1999 and 2000 shall be paid fifty (50%) percent to HealthAxis and fifty (50%) percent to PALHIC; beginning January 1, 2001, notwithstanding the amount of administrative fees collected prior to that date, the administrative fees shall be paid eighty (80%) percent to PALHIC and twenty (20%) percent to HealthAxis. PALHIC agrees to pay to HealthAxis all association fees.

                            c. In the event of any termination of this
Agreement, PALHIC agrees to continue to pay to HealthAxis all renewal commissions on the in force policies of the Individual Medical Products existing on the date of termination, through and including the termination of each policy.

                  6.       OTHER AGREEMENTS

                            a. (1) HealthAxis is or agrees to become licensed to
sell insurance in all the states wherein products are to be sold, and agrees to comply with all applicable insurance and other laws, rules, and regulations applicable to the sale of health insurance in the states in which PALHIC is licensed to sell health insurance.

                            (2) PALHIC agrees to and does hereby appoint
HealthAxis as its exclusive agent for the sale of the Individual Medical Products in the states in which PALHIC is licensed to sell health insurance.

                            b. PALHIC and HealthAxis agree that neither shall
disclose to any other person the terms and conditions of this Agreement, and each agree that the transactions contemplated herein and all documents, materials, and other information relative to the business of each of HealthAxis and PALHIC shall be held in confidence and not disclosed to others without the prior written consent or except as may be required by law.

                            c. HealthAxis agrees to use its best efforts to void
incorrect or invalid results or abnormal software or hardware operation related to calendar "Year 2000" compliant.

                            d. CRLC hereby agrees to and does indemnify
HealthAxis from all damages, liabilities, claims, or demands, including reasonable attorneys' fees, arising as a result of the breach by PALHIC or CRLC of any material term or condition of this Agreement, negligence, misconduct or, noncompliance with any law or regulation applicable to the sale of individual medical products, and by insureds and policyholders.

                            e. The parties agree and acknowledge that, as a
result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the term of this Agreement and thereafter, each party shall use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and who are under a legal or contractual duty to maintain confidentiality and shall not disclose the other party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

                            f. As used in this Agreement, the term "Confidential
Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (A) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (B) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (C) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (D) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

                            g. CRLC has reviewed all material computer software
used by it and the areas within its business and operations that could be adversely affected by the "year 2000 computer issue" (that is, the risk that such software may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), and has developed or is developing a program to address this issue on a timely basis. Based on such review and program, the year 2000 computer issue is not reasonably likely to impair the ability of CRLC to use such software after December 31, 1999.

                  7.       TERMINATION.

                            a. This Agreement shall commence effective as of
January 1, 1999, and shall continue in effect for an initial term of three (3) years ending on December 31, 2001. Notwithstanding the foregoing, this Agreement, unless terminated by either party upon ninety (90) days notice prior to the end of any current term, shall automatically renew for an additional one
(1) year term.

                            b. Notwithstanding the provisions of subparagraph
7(a) above, in the event that any party hereto breaches a material term or condition hereof and such breach continues uncured for a period of ninety (90) days following written notice to such effect, the non-breaching party shall have the right to terminate this Agreement upon providing thirty (30) days notice thereof.

                  8.       MISCELLANEOUS.

                            a. Governing Law/Consent to Jurisdiction. This
Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereto agree to consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania located in Montgomery county, Pennsylvania, and of the United States District Court for the Eastern District of Pennsylvania, and agree that all disputes between the parties shall be litigated only therein. Neither PALHIC nor CRLC shall be entitled to assign this Agreement without the prior written consent of HealthAxis, except that PALHIC shall have the right to assign the Agreement to CRLC or an affiliate of CRLC. HealthAxis shall be entitled to assign this Agreement without the consent of PALHIC or CRLC.

                            b. Successors and Assigns. The Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

                            c. Notices. Any notices hereunder, if mailed, shall
be deemed given and received 72 hours after mailing, and if sent by professional express service, notice shall be deemed given and received at the time of actual delivery. Notices shall be sent to the parties at the addresses set forth herein, or such other addresses as the parties shall designate in writing from time to time.

                            d. Expenses. Each party hereto shall pay its own
expenses including, without limitation, legal and accounting fees and expenses, incident to the negotiation and preparation of this Agreement and to its performance and compliance with the provisions contained herein.

                            e. Entire Agreement; Amendments; and Waivers. This
Agreement constitutes the entire understanding and agreement among the parties hereto relative to the subject matter hereof. Any amendments to the Agreement must be in writing, signed by each party hereto. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of the provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                            f. Partial Invalidity. In case any one or more of
the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the deletion of the provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be unreasonable.

                            g. Execution in Counterparts. This Agreement may be
executed by the parties hereto signing the same instrument, or by each party hereto signing a separate counterpart or counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties agree that documents executed by facsimile shall be acceptable in his transaction, and the signatures thereof shall have the same force and effect as original signatures.

                            h. Waivers. Any one party may, by written
instrument, extend the time for the performance of any of the obligations or other acts of the other party and with respect to this Agreement (a) waive any inaccuracies in the representations and warranties of the other party in this Agreement or in any document delivered pursuant to this Agreement, (b) waive compliance with any of the covenants of the other party contained in this Agreement, and (c) waive the other party's performance of any of its obligations set out in this Agreement. Any agreement on the part of the parties hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is approved by the persons authorized to make such agreements on behalf of the parties hereto.

                            i. Titles and Headings. Titles and headings to
Paragraphs herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                            j. Exhibits. The Exhibits to this Agreement shall be
construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.


         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above-written.


HEALTHAXIS.COM, INC.                      PROVIDENT AMERICAN LIFE & HEALTH
                                                       INSURANCE COMPANY




By:                                       By:
   --------------------------------           ----------------------------------
         Michael Ashker                              Anthony R. Verdi
         President                                   Chief Operating Officer





CENTRAL RESERVE LIFE INSURANCE
COMPANY



By:
   --------------------------------

                                   EXHIBIT "A"

                         THE INDIVIDUAL MEDICAL PRODUCTS

         1.       HealthQuest (Internet Version)

         2.       Optimum (Internet Version)

         3.       Personal Privilege (Internet Version)

         4.       Solution Plus/HealthQuest Plus/AdvantEdge (Internet Version)

         5. Policies Similar in Form, Content, and Coverage to Those Listed in Paragraphs 1 through 4 above